UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2022

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35914	46-2279221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado, Arkansas		71730-5836

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2022, the Board of Directors (the “Board”) of Murphy USA Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), which were effective upon adoption.

The amendments implement the following:

•Proxy access. A shareholder, or a group of no more than 20 shareholders, owning 3% or more of the voting power of the Company's outstanding capital stock continuously for at least three years may nominate for inclusion in the Company's proxy statement director nominees constituting up to the greater of two individuals or 20% of the number of directors in office, provided the shareholders satisfy certain procedural and disclosure requirements.

•Majority voting for the election of directors. Beginning with the 2022 annual meeting of shareholders, in uncontested elections of directors, each director nominee will be elected only if the number of votes cast for such nominee exceeds the number of votes cast against such nominee. Directors who fail to receive a majority of votes cast in their favor must tender their resignation, which the Board can determine whether to accept or reject. In contested elections of directors (as described in the Bylaws), directors will continue to be elected by a plurality of votes cast.

•Amendments to advance notice requirements. Beginning with respect to the 2023 annual meeting of shareholders, shareholders that submit director nominations or propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) must adhere to additional procedural and disclosure requirements.

•Shareholder meeting administration. The Bylaws clarify the ability of the Board or a chair of an annual meeting to govern the conduct at the meeting to provide for a fair and orderly meeting.

•Exclusive forum. The Bylaws’ exclusive forum provision was updated to include that the sole and exclusive forum to resolve actions arising under the Securities Act of 1933 will be the federal district courts of the United States.

•Emergency bylaw. The amendments provide governance procedures for the Board in the event of an emergency.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Murphy USA Inc.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive data File because its XBRL tags are embedded within the Inline XBRL document

*Furnished herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date: March 18, 2022	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Vice President and Controller